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                                                                    EXHIBIT 99.2

                        SEPARATION AGREEMENT AND RELEASE
                                    RECITALS

         This Separation Agreement and Release ("Agreement") is made by and between Walid Maghribi ("Employee") and Sipex Corporation (the "Company") (jointly referred to as the "Parties"):

         WHEREAS, Employee was employed by the Company;

         WHEREAS, the Company and Employee entered into a Confidential Information Agreement (the "Confidentiality Agreement");

         WHEREAS, Employee resigned as President and Chief Executive Officer of the Company and from the Board of Directors of the Company on December 6, 2004 (the "Termination Date") and Employee's employment with the Company ceased as of the Termination Date;

         WHEREAS, the Company and Employee have entered into a Stock Option Agreement dated August 19, 2002 granting Employee the option to purchase up to 1,700,000 shares of the Company's common stock for $3.15 per share subject to the terms and conditions of the Stock Option Agreement (the "2002 Stock Option Agreement");

         WHEREAS, the Company and Employee have entered into a Stock Option Agreement dated August 11, 2003 granting Employee the option to purchase up to 400,000 shares of the Company's common stock for $6.16 per share subject to the terms and conditions of the Company's 1997 Stock Option Plan and the Stock Option Agreement (the "2003 Stock Option Agreement" and, together with the 2002 Stock Option Agreement, the "Stock Option Agreements"); and

         WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that the Employee may have against the Company, including, but not limited to, any and all claims arising or in any way related to Employee's employment with or separation from the Company;

         NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:

                                    COVENANTS

         1. Consideration. The Company agrees to pay Employee within five (5) business days of the Effective Date one lump sum payment equal to the equivalent of seven and one-half (7.5) months of his base salary, less applicable withholding. After the Termination Date, Employee will not be entitled to accrual of any employee benefits, including, but not limited to, vesting in stock options or vacation benefits, except as provided in sections 2 and 3 below.

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         2. Stock. The Parties agree that for purposes of determining the number of shares of the Company's common stock which Employee is entitled to purchase from the Company pursuant to the Stock Option Agreements (the "Options"), Employee shall, as of the Termination Date, be vested as to 956,248 shares pursuant to the 2002 Stock Option Agreement and 66,668 shares pursuant to the 2003 Stock Option Agreement (together, the "Vested Options"). In addition, as of the Effective Date, an additional 371,876 shares pursuant to the 2002 Stock Option Agreement and an additional 166,666 shares pursuant to the 2003 Stock Option Agreement shall accelerate and become immediately exercisable (together, the "Accelerated Options"). Employee acknowledges and agrees that, as of the Effective Date, he will have vested in the sum of the Vested Options and the Accelerated Options (1,561,458 shares) and no more and that such Options shall be exercisable until December 6, 2005. The Options, including all shares thereof purchased by Employee, shall continue to be governed by the terms and conditions of the Stock Option Agreements and, if applicable, the 1997 Stock Option Plan, except as expressly modified above.

         3. Benefits. Employee's health insurance benefits will cease on December 31, 2004, subject to Employee's right to continue his health insurance under COBRA through June 30, 2005, the premiums for which will be paid by the Company. Employee's participation in all other benefits and incidents of employment ceased on the Termination Date. Employee ceased accruing employee benefits, including, but not limited to, vacation time and paid time off, as of the Termination Date.

         4. Confidential Information. Employee shall continue to maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company. Employee shall return all of the Company's property and confidential and proprietary information in his possession to the Company. By signing this Agreement, Employee represents and declares under penalty of perjury under the laws of the State of California that he has returned all Company property.

         5. Payment of Salary. Employee acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to Employee, except for the consideration and benefits set forth in Sections 1, 2, 3 and 17 of this Agreement.

         6. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its officers, managers, supervisors, agents and employees. Employee, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, agents, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns ("the Releasees"), from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:

                  (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

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                  (b) any and all claims relating to, or arising from,
Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

                  (c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

                  (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, the Older Workers Benefit Protection Act; the Family and Medical Leave Act; the California Family Rights Act; the California Fair Employment and Housing Act, and the California Labor Code, including, but not limited to Labor Code sections 1400-1408;

                  (e) any and all claims for violation of the federal, or any state, constitution;

                  (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

                  (g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

                  (h) any and all claims for attorneys' fees and costs.

         The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

         7. Acknowledgement of Waiver of Claims Under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that:

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                  (a) he should consult with an attorney prior to executing this
Agreement;

                  (b) he has up to twenty-one (21) days within which to consider this Agreement;

                  (c) he has seven (7) days following his/her execution of this Agreement to revoke the Agreement;

                  (d) this Agreement shall not be effective until the revocation period has expired; and

                  (e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law.

         8. Unknown Claims. Employee represents that he is not aware of any claim by him other than the claims that are released by this Agreement. Employee acknowledges that he has had the opportunity to be advised by legal counsel and is familiar with the following principle:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

         9. No Pending or Future Lawsuits. Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

         10. Application for Employment. While Company may offer to re-hire Employee, Employee understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company, and he hereby waives any right, or alleged right, of employment or re-employment with the Company. Employee further agrees that he/she will not apply for employment with the Company.

         11. Confidentiality. The Parties acknowledge that Employee's agreement to keep the terms and conditions of this Agreement confidential was a material factor on which all parties relied in entering into this Agreement. Employee hereto agrees to use his/her best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). Employee agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information. Employee agrees to take every precaution to disclose

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Settlement Information only to those attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Settlement Information.

         12. No Cooperation. Employee agrees he will not act in any manner that might damage the business of the Company. Employee agrees that he will not encourage, counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so. Employee shall inform the Company in writing within three (3) days of receiving any such subpoena or other court order.

         13. Non-Disparagement. Employee agrees to refrain from any defamation, libel or slander of the Releasees, and any tortious interference with the contracts, relationships and prospective economic advantage of the Releasees. Employee agrees that he shall direct all inquiries by potential future employers to Ray Wallin, the Company's Chief Financial Officer.

         14. [Intentionally omitted].

         15. Breach. Employee acknowledges and agrees that any breach of any provision of this Agreement, except as permitted by paragraph 7(e), shall constitute a material breach of this Agreement and shall entitle the Company immediately to recover and/or cease the severance benefits provided to Employee under this Agreement.

         16. No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of actual or potential disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be:

                  (a) an admission of the truth or falsity of any claims made or any potential claims; or

                  (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

         17. Costs. The Parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement, except as set forth in Section 18 below and except that the Company will pay Employee $2,000 within five (5) business days of the Effective Date for legal fees and expenses in connection with the review of this Agreement.

         18. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, supplemented by the California Code of Civil Procedure. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorneys' fees and costs. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. This paragraph will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the

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Parties and the subject matter of their dispute relating to Employee's obligations under this Agreement and the Confidentiality Agreement.

         19. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

         20. No Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. In entering into this Agreement, neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

         21. Severability. In the event that any provision, or any portion thereof, becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision or portion of said provision.

         22. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee's relationship with the Company, and supersedes and replaces any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Employee's relationship with the Company, with the exception of the Confidentiality Agreement and the Stock Option Agreements.

         23. No Waiver. The failure of the Company to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

         24. No Oral Modification. This Agreement may only be amended in a writing signed by Employee and the Chief Executive Officer of the Company.

         25. Governing Law. This Agreement shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of California, without regard to choice-of-law provisions. Employee hereby consents to personal and exclusive jurisdiction and venue in the State of California.

         26. Effective Date. This Agreement is effective after it has been signed by both parties and after seven (7) days have passed since Employee has signed the Agreement.

         27. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

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         28. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

                  (a) They have read this Agreement;

                  (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

                  (c) They understand the terms and consequences of this Agreement and of the releases it contains; and

                  (d) They are fully aware of the legal and binding effect of this Agreement.

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                                SIPEX CORPORATION

Dated: December 17, 2004        By:  /s/ Douglas McBurnie
                                    -----------------------------------------
                                    Name:    Douglas McBurnie
                                    Title:   Chairman

                                WALID MAGHRIBI, an individual

Dated: December 17, 2004        By:  /s/ Walid Maghribi
                                    ------------------------------------------

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